EXHIBIT 99.2

Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma combined financial statements are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of the combined company would be had the Acquisition Transaction occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position. The unaudited combined financial statements do not reflect any cost savings or synergies that the management of Gripevine Inc. and MBE Holdings Inc. could have achieved if they were together through this period.

The unaudited pro forma combined statements of operations for the periods presented give effect to the Acquisition Transaction as if they had been consummated, beginning of the earliest period presented. The unaudited pro forma balance sheets give effect to the Acquisition Transaction as if they had occurred on the dates of those balances sheets.

The effects of the Acquisition Transaction have been prepared using the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. Please read this information in conjunction with:

•	The audited financial statements of MBE Holdings Inc. for the years ended December 31, 2015 and 2014.

•	The unaudited financial statements of MBE Holdings Inc. for the nine months ended September 30, 2016 and 2015.

•	The audited financial statements of Gripevine Inc. for the year ended February 29, 2016 and February 28, 2015 included in its Annual Report on Form 10-K.

•	The unaudited financial statements of Gripevine Inc. for the three and nine months ended November 30, 2016 included in its Quarterly Report on Form 10-Q.

The unaudited pro forma combined financial statements should be read in conjunction with the information contained in the Current Report on Form 8-K.

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Unaudited Pro Forma Condensed Combined Financial Statements

Pro forma Condensed Combined Balance Sheets as of September 30, 2016.	Page 3

Pro forma Condensed Combined Balance Sheets as of December 31, 2015.	Page 4

Pro forma Condensed Combined Statements of Operations for the year ended December 31, 2015.	Page 6

Pro forma Condensed Combined Statements of Operations for the nine months ended September 30, 2016.	Page 5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.	Pages 7 & 8

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Gripevine Inc. (formerly Baixo Relocation Services, Inc.)

and

MBE Holdings Inc.

Pro Forma Condensed Combined Balance Sheet

as of September 30, 2016

(Unaudited)

	MBE Holdings Inc.	Gripevine Inc.
	September 30, 2015	November 30, 2016			Pro Forma Combined
	(unaudited)	(unaudited)		Pro Forma	(unaudited)
	$	$	Note	Adjustment	$
Current assets
Cash	28,301	8		—	28,309
Prepaid and other receivables	5,016	—		—	5,016
Non-current assets
Equipment	21,648	—		—	21,648
TOTAL ASSETS	54,965	8		—	54,973

Current liabilities
Accrued liabilities	13,720	4,146		—	17,866
Due to related parties	1,949,118	—		—	1,949,118
Due to a shareholder	510,514			—	510,514
TOTAL LIABILITIES	2,473,352	4,146		—	2,477,498

STOCKHOLDERS' DEFICIENCY
Common stock	15,746	120,000	(3a & 3b)	5,249	125,249
			(3a & 3b)	(15,746)
Additional paid-in-capital	2,468,207	(50,000)	(3a & 3b)	15,746	2,428,704
			(3a & 3b)	(5,249)
Accumulated other comprehensive income	121,146	(205)	(3a & 3b)	—	120,941
Accumulated deficit	(5,023,486)	(73,933)	(3a & 3b)	—	(5,097,419)
Total stockholders' (deficiency) equity	(2,418,387)	(4,138)		—	(2,422,525)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	54,965	8		—	54,973

See accompanying notes to these unaudited pro forma condensed combined financial statements

3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Gripevine Inc. (formerly Baixo Relocation Services, Inc.)

and

MBE Holdings Inc.

Pro Forma Condensed Combined Balance Sheet

as of December 31, 2015

(Unaudited)

	MBE Holdings Inc.	Gripevine Inc.
	December 31, 2015	November 30, 2015			Pro Forma Combined
	(unaudited)	(unaudited)		Pro Forma	(unaudited)
	$	$	Note	Adjustment	$
Current assets
Cash	25,634	18,365		—	43,999
Prepaid and other receivables	2,678	—		—	2,678
Non-current assets
Equipment	11,100	—		—	11,100
TOTAL ASSETS	39,412	18,365		—	57,777

Current liabilities
Accrued liabilities	14,442	341		—	14,783
Due to related parties	1,004,736	—		—	1,004,736
Due to a shareholder	418,743			—	418,743
TOTAL LIABILITIES	1,437,921	341		—	1,438,262

STOCKHOLDERS' DEFICIENCY
Common stock	15,746	8,000	(3a & 3b)	5,249	13,249
			(3a & 3b)	(15,746)
Additional paid-in-capital	2,468,207	62,000	(3a & 3b)	15,746	2,540,704
			(3a & 3b)	(5,249)
Accumulated other comprehensive income	206,231	(220)	(3a & 3b)	—	206,011
Accumulated deficit	(4,088,693)	(51,756)	(3a & 3b)	—	(4,140,449)
Total stockholders' (deficiency) equity	(1,398,509)	18,024		—	(1,380,485)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	39,412	18,365		—	57,777

See accompanying notes to these unaudited pro forma condensed combined financial statements

4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Gripevine Inc. (formerly Baixo Relocation Services, Inc.)

and

MBE Holdings Inc.

Pro Forma Condensed Combined Statement of operations

For the nine months ended September 30, 2016

(Unaudited)

	MBE Holdings Inc.	Gripevine Inc.
	Nine Months Ended September 30, 2016	Nine Months Ended November 30, 2016		Pro Forma	Pro Forma Combined
	(unaudited)	(unaudited)		Adjustment	(unaudited)
	$	$	Note	$	$

REVENUE	—	—		—	—

EXPENSES
General and administrative expenses	234,052	19,270		—	253,322
Research and development expenses	700,526	—		—	700,526
TOTAL OPERATING EXPENSES	934,578	19,270		—	953,848

Exchange gain (loss)	215	—		—	—
NET LOSS BEFORE INCOME TAXES	(934,793)	(19,270)		—	(953,848)

Income taxes	—	—		—	—
NET LOSS	(934,793)	(19,270)		—	(953,848)

Translation adjustment	(85,085)	28,267		—	30,655

COMPREHENSIVE LOSS	(1,019,878)	8,997		—	(923,193)

LOSS PER SHARE, BASIC AND DILUTED	(0.01)	(0.00)			(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	157,208,778	120,000,000	(3c)	—	125,248,626

See accompanying notes to these unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Gripevine Inc. (formerly Baixo Relocation Services, Inc.)

and

MBE Holdings Inc.

Pro Forma Condensed Combined Statement of operations

For the year ended December 31, 2015

(Unaudited)

	MBE Holdings Inc.	Gripevine Inc.
	Year Ended December 31, 2015	Year Ended February 29, 2016		Pro Forma	Pro Forma Combined
	(unaudited)	(unaudited)		Adjustment	(unaudited)
	$	$	Note	$	$

REVENUE	—	—		—	—

EXPENSES
General and administrative expenses	119,784	27,640		—	147,424
Research and development expenses	898,798	—		—	898,798
TOTAL OPERATING EXPENSES	1,018,582	27,640		—	1,046,222

Exchange gain (loss)	(518)	—		—	—
NET LOSS BEFORE INCOME TAXES	(1,018,064)	(27,640)		—	(1,046,222)

Income taxes	—	—		—	—
NET LOSS	(1,018,064)	(27,640)		—	(1,046,222)

Translation adjustment	167,285	28,267		—	30,655

COMPREHENSIVE LOSS	(850,779)	627		—	(1,015,567)

LOSS PER SHARE, BASIC AND DILUTED	(0.01)	(0.00)			(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	157,208,778	120,000,000	(3c)	—	125,248,626

See accompanying notes to these unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Gripevine Inc. (formerly Baixo Relocation Services, Inc.)

and

MBE Holdings Inc.

Notes to Unaudited Pro Forma Condensed Combined Information

Note 1. Description of the Proposed Transaction

On February 28, 2017, Gripevine Inc., a Nevada corporation (the “Corporation”), MBE Holdings Inc. (“MBE Holdings”), a privately held corporation formed under the laws of the State of Delaware and the shareholders of MBE Holdings who collectively own 100% of MBE Holdings entered into and consummated transactions pursuant to a Share Exchange Agreement, whereby the Corporation will issue to the MBE Holdings shareholders an aggregate of approximately 5,248,626 shares of its common stock, par value $0.001, in exchange for 100% of equity interests of MBE Holdings held by the MBE Holdings shareholders. As a result of the share exchange, MBE Holdings became a wholly owned subsidiary of Gripevine.

Note 2. Basis of Presentation

GripevineInc., a Nevada corporation, had a fiscal year ended February 28, 2017. The most recent financial information available for Gripevine is for the nine months ended November 30, 2016. As a result, the information presented for Gripevine as of September 30, 2016 is deemed to be current for these unaudited pro forma condensed combined financial statements. MBE Holdings reports on a calendar year basis and is utilizing financial statements as of September 30, 2016 and as of December 31, 2015 for these pro forma condensed combined financial statements.

The unaudited pro forma financial statements are based on the historical financial statements of Gripevine and MBE Holdings after giving effect to the share exchange transaction. The Management has used the assumptions and adjustments described in the accompanying note 3 to the unaudited pro forma combined financial statements.

The Acquisition Transaction will be accounted for as a common control transaction in accordance with the Financial Accounting Standards Board (ASC 805-50, Business Combinations – Common control transactions). The management of the Corporation has evaluated the guidance contained in ASC 805 with respect to the combinations among entities or businesses under common control and conclude that since Richard Hue is a majority shareholder of Gripevine Inc. and MBE Holdings, therefore, this is a common control transaction and do not result in a change in control at the ultimate parent or the controlling shareholder level. Therefore, unlike accounting for business combinations, common control transactions are not accounted for at fair value. Rather, common control transactions are generally accounted for at the carrying amount of the net assets or equity interests transferred.

As the transactions among entities under common control do not result in a change in control at the ultimate parent level, the ultimate parent’s consolidated financial statements will not be affected by a common control transaction. Any differences between the proceeds received or transferred and the carrying amounts of the net assets are considered equity transactions that would be eliminated in consolidation, and no gain or loss would be recognized in the consolidated financial statements of the ultimate parent. Resultantly, the financial position and the results of operations of Gripevine and MBE Holdings are combined together as if they were operating as one entity from the beginning.

7

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Gripevine Inc. (formerly Baixo Relocation Services, Inc.)

and

MBE Holdings Inc.

Notes to Unaudited Pro Forma Condensed Combined Information

Note 3. Pro Forma Adjustments

The unaudited pro forma combined financial statements give effect to the following adjustments:

a.	Issuance of an aggregate of approximately 5,248,626 shares of its common stock to the MBE Holdings shareholders, par value $0.001, in exchange for 100% of equity interests of MBE Holdings held by the MBE Holdings shareholders in accordance with the Share Exchange Agreement dated February 17, 2016.

Immediately following the closing of the Share Exchange Transaction, the authorized capital of the Corporation consists of 300,000,000 Shares of common stock, par value US$0.001 per share of which 125,248,626 Parent Shares are issued and outstanding, and 20,000,000 shares of preferred stock, par value US$0.001 per share of which no share is issued and outstanding.

b.	As explained in Note 2, the financial position and the results of operations of Gripevine and MBE Holdings have been combined in accordance with the guidance provided under ASC 805-50 relating to combination of entities under common control transactions.

c.	The weighted average shares of 125,248,646 represents total outstanding common stock of Gripevine after giving effect to the Share Exchange Transaction.

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